SECOND AMENDMENT TO LEASE

THIS AGREEMENT made as of the 30th day of October, 2000.

BETWEEN:

CAPITAL RESERVE CORPORATION, a body corporate having a business office at the City of Calgary, in the Province of Alberta
(hereinafter called the "Landlord")

OF THE FIRST PART

- and -

CAPITAL RESERVE CANADA LIMITED, a body corporate having an office at the City of Calgary in the Province of Alberta
(hereinafter called the "Tenant")

OF THE SECOND PART

WHEREAS by a Lease Agreement DATED August, 2000 which was amended by Amendment to Lease dated the 7th day of September, 2000 (hereinafter collectively called "the Lease"), the Landlord did lease unto the Tenant those premises as described therein (hereinafter called the "Demised Premises");

AND WHEREAS the Tenant wishes to extend the term of the Lease;

NOW THEREFORE THIS AGREEMENT WITNESSETH THAT in consideration of the mutual covenants and conditions contained herein and the sum of One ($1.00) Dollar paid by the Tenant to the Landlord, the sufficiency of which is hereby mutually agreed, the parties hereto covenant each with the other to amend the Lease as follows:

  The Lease is hereby amended by changing the Expiry Date on the cover page from August 31, 2005 to October 31, 2005.
  The Lease is hereby amended by deleting the word "August" on line three (3) of clause two (2) and inserting the word "October" in its' place.
  The Lease is hereby amended by adding the words "and two (2) months" between the words "years" and "commencing" on line one (1) of clause two (2) of the Lease.

The amendment to the Lease as above written shall take effect as of the thirtieth (30th) day of October, 2000.

Save and except as amended hereby, the Lease remains in full force and effect and is binding upon the parties hereto and their successors and permitted assigns.

IN WITNESS WHEREOF the parties hereto have duly executed this agreement by their proper Officers duly authorized in that regard all as of the day and year first above written.

CAPITAL RESERVE CORPORATION
(Landlord)

Per: /s/ W. Scott Lawler

Per: ________________

CAPITAL RESERVE CANADA LIMITED
(Tenant)

Per: /s/ Dan Koyich

Per: _____________